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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 23, 2000
                               -----------------


                         Level 3 Communications, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                0-15658                          47-0210602
               ---------                        -------------
         (Commission File Number)  (I.R.S. Employer Identification No.)


                            1025 Eldorado Boulevard
                          Broomfield, Colorado 80021
                   -----------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (720) 888-1000


                                Not Applicable
    -----------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5. Other Events.

On February 23,2000, Level 3 Communications, Inc. (the "Company") entered into a U.S. Underwriting Agreement and an International Underwriting Agreement (collectively, the "Underwriting Agreements") with the representatives of the underwriters named therein in connection with the offering (the "Equity Offering") of 20,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). An additional 3,000,000 shares of Common Stock are subject to an over-allotment option granted to the underwriters in the Underwriting Agreements. Copies of the Underwriting Agreements are attached hereto as Exhibits 1.1 and 1.2 and are incorporated herein by reference. On February 29, 2000 the Equity Offering was consummated, and the Company issued 23,000,000 shares of Common Stock, including 3,000,000 shares of Common Stock pursuant to the underwriters' exercise of the over-allotment option.

On February 23, 2000, the Company also entered into an underwriting agreement (the "Notes Underwriting Agreement") with the representatives of the underwriters named therein in connection with the offering (the "Notes
Offering" and, together with the Equity Offering, the "Offerings") of $750,000,000 aggregate principal amount of its 6% Convertible Subordinated Notes due 2010 (the "Notes"), which are convertible into shares of Common Stock. An additional $112,500,000 aggregate principal amount of the Notes is subject to an over-allotment option granted to the underwriters in the Notes Underwriting Agreement. A copy of the Notes Underwriting Agreement is attached hereto as
Exhibit 1.3 and is incorporated herein by reference. The Notes are being issued pursuant to an Indenture, dated as of September 20, 1999 (a form of which was filed as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-68887) (the "Initial Registration Statement")), and a Second Supplemental Indenture, dated as of February 29, 2000 (the "Second Supplemental Indenture"). A copy of the Second Supplemental Indenture is attached hereto as
Exhibit 4.1 and is incorporated herein by reference. On February 29, 2000 the Notes Offering was consummated, and the Company issued $862,500,000 aggregate principal amount of the Notes, including $112,500,000 aggregate principal amount pursuant to the underwriters' exercise of the over-allotment option.

The Offerings are made pursuant to the Company's Initial Registration Statement and the Registration Statement on Form S-3 (File No. 333-91899) (the "Second Registration Statement" and, together with the Initial Registration Statement, the "Registration Statements") under the Securities Act of 1933, as amended. The Registration Statements provide that the Company may from time to time offer its debt and equity securities with an aggregate public offering price of up to $3.5 billion.


Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses being acquired:
         Not Applicable.

     (b) Pro forma financial information: Not Applicable.

     (c) Exhibits:

     1.1 U.S. Underwriting Agreement, dated February 23, 2000, among the Company and the representatives of the underwriters named therein

     1.2 International Underwriting Agreement, dated February 23, 2000, among the Company and the representatives of the underwriters named therein

     1.3 Underwriting Agreement, dated February 23, 2000, among the Company and the representatives of the underwriters named therein

     4.1 Second Supplemental Indenture, dated as of February 29, 2000, between the Company and The Bank of New York, as Trustee

     23.1      Consent of PricewaterhouseCoopers LLP

     23.2      Consent of PricewaterhouseCoopers LLP

     23.3      Consent of Arthur Andersen LLP

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             LEVEL 3 COMMUNICATIONS, INC.


Dated: February 29, 2000     By: /s/ Neil J. Eckstein
                                -------------------------------
                                 Neil J. Eckstein
                                 Vice President



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